UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Apollo Global Management, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

APOLLO GLOBAL MANAGEMENT, INC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held virtually on October 1, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/apollo/2021AM.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 23, 2021 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

To the Stockholders of APOLLO GLOBAL MANAGEMENT, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Apollo Global Management, Inc. will be held virtually on October 1, 2021 at 9:30 A.M. Eastern Daylight Time to consider and vote on the following matters:

1.	ELECTION OF DIRECTORS.

01 Walter (Jay) Clayton	05 Kerry Murphy Healey	09 Pauline Richards
02 Michael Ducey	06 Pamela Joyner	10 Marc Rowan
03 Richard Emerson	07 Scott Kleinman	11 David Simon
04 Joshua Harris	08 A.B. Krongard	12 James Zelter

2.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

The Board of Directors recommends you vote FOR the election of all of the director nominees listed in Proposal 1, and “FOR” Proposal 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting may be requested by one of the following methods:

To view your proxy materials online, go to www.viewproxy.com/apollo/2021AM Have the 11 digit virtual control number (located below) available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit virtual control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit virtual control number located in the box below.

VIRTUAL CONTROL NO.

APOLLO GLOBAL MANAGEMENT, INC.

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2021 Annual Meeting of Stockholders of Apollo Global Management, Inc. will be held virtually on October 1, 2021 at 9:30 A.M. Eastern Daylight Time. As a registered holder as of the close of business on August 5, 2021, the record date for the Annual Meeting, you may attend the Annual Meeting by first registering at http://www.viewproxy.com/apollo/
2021AM/htype.asp using your virtual control number (listed on the bottom of the first page). Your registration must be received by 11:59 P.M. Eastern Daylight Time on September 28, 2021. On the day of the meeting, you may log in to the meeting using the invitation provided upon registration and follow the instructions to vote your shares. Please have your virtual control number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement and at http://www.viewproxy.com/apollo/2021AM.

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

•	Annual Report to Stockholders

•	Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit virtual control number in hand and visit

http://www.viewproxy.com/apollo/2021AM

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/apollo/2021AM

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit virtual control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet Prior to the Annual Meeting: Go to http://www.AALVote.com/APO.

Have your 11-digit virtual control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet During the Annual Meeting: Go to http://www.viewproxy.com/apollo/2021AM. Have your 11-digit virtual control number available and follow the prompts.

Via Mail Prior to the Annual Meeting: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone Prior to the Annual Meeting: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.